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                                                            Exhibit 10.115.2

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                          RENAISSANCE COSMETICS, INC.,

                                     Issuer,

                                       and

                               CERTAIN GUARANTORS

                                       and

                        FIRSTAR BANK OF MINNESOTA, N.A.,

                                     Trustee

                             ----------------------

                         SEVENTH SUPPLEMENTAL INDENTURE

                          Dated as of February __, 1997

                             ----------------------



                         13-3/4% Senior Notes due 2001,
                             Series A and Series B,

                                       and

                          13-3/4% Senior Notes due 2002




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                         SEVENTH SUPPLEMENTAL INDENTURE


            SEVENTH SUPPLEMENTAL INDENTURE (this "Seventh Supplemental Indenture"), dated as of February __, 1997, between Renaissance Cosmetics, Inc., a Delaware corporation (the "Company"), certain guarantors listed on the signature pages hereof (the "Guarantors") and Firstar Bank of Minnesota, N.A. (as successor trustee to American Bank National Association), as trustee (the "Trustee").

            The Company, the Guarantors and the Trustee are parties to that certain indenture, dated as of August 18, 1994, as amended or supplemented by a first supplemental indenture dated November 19, 1994, a second supplemental indenture dated December 15, 1994, a third supplemental indenture dated December 23, 1994, a fourth supplemental indenture dated February 27, 1996, a fifth supplemental indenture dated August 21, 1996 and a sixth supplemental indenture dated December 4, 1996 (together, the "Indenture"), relating to the Company's 13 3/4% Senior Notes due 2001, Series A, 13 3/4% Senior Notes due 2001, Series B and 13 3/4% Senior Notes due 2002 (collectively, the "Notes").

            Section 9.2 of the Indenture provides that the Company, the Guarantors and the Trustee may amend the Indenture or the Notes with the written consent of the Holders (as defined in the Indenture) of at least a majority in principal amount of the then outstanding Notes.

            The Company issued an Offer to Purchase and Consent Solicitation Statement dated December 24, 1996, as subsequently amended (as so amended, the "Statement"), to, among other things, solicit consents of the Holders to the Proposed Amendments (as defined in the Statement).

            The Company has fixed December 20, 1996 as the record date (the "Record Date") for the purpose of determining the Holders entitled to consent to the Proposed Amendments.

            Holders of at least a majority in aggregate principal amount of the outstanding Notes as of the Record Date have given and not withdrawn their consent to the Proposed Amendments and the Company has notified the Depositary (as defined in the Statement) that it has accepted all the Notes validly tendered for purchase and payment pursuant to the Statement.

            The entry into this Seventh Supplemental Indenture by the parties hereto is in all respects authorized by the provisions of the Indenture; the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel with respect to such authorization; and all things necessary to make this Seventh Supplemental Indenture a valid agreement of the Company in accordance with its terms have been done.
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                                                                               2



            The parties hereto agree as follows:

            1. Definitions. All capitalized terms used and not otherwise defined herein have the respective meanings ascribed to such terms in the Indenture.

            2. Effect. This Seventh Supplemental Indenture shall become effective upon its execution and delivery by the parties hereto.

            3.    Amendments.
                  The Indenture is hereby amended as follows:

                  (a) the following sections are deleted in their entirety: sections 4.3, 4.4(b), 4.7, 4.8, 4.9, 4.11,4.12, 4.15, 4.19, 4.20, 4.22 and
      4.24;

                  (b)   section 4.13 is amended by deleting the words "Section
      4.19 and" therein;

                  (c)   section 5.1(a) is amended by:

                        (i) adding the word "and" after the semicolon in 5.1(a)(iii),

                        (ii)  deleting in its entirety section 5.1(a)(iv),

                        (iii) adding the word "and" in the last paragraph of
            section 5.1(a) between the words "effect," and "an", and

                        (iv) deleting from the last paragraph of section 5.1(a), the clause "and a written statement . . . complies with clause (iv)";

                  (d)   section 5.1(b) is amended by:

                        (i)   adding the word "and" after the semicolon in
            section 5.1(b)(ii),

                        (ii) deleting the last word of section 5.1(b)(iii), "; and" and substituting it with a period,

                        (iii) deleting section 5.1(b)(iv) in its entirety, and

                        (iv) deleting from the last paragraph of section 5.1(b), the clause "and a written statement . . . complies with clause (iv)"; and

                  (e) Section 6.1 is amended by deleting from the first sentence of the third complete paragraph the words "4.7, 4.9," and ", 4.15, 4.19".


            4. Governing Law. This Seventh Supplemental Indenture shall be construed, interpreted and the rights of the parties determined in accordance with the laws of the state of New York, as applied to contracts made and performed within the state of New York, without regard to principles of conflicts of law (other than section 5-1401 of the New York General Obligations
Law).
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                                                                               3


            5. Counterparts. This Seventh Supplemental Indenture may be executed in one or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same document.

            6. Effect on Indenture. This Seventh Supplemental Indenture shall form a part of the Indenture for all purposes, and every holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.
Except as expressly set forth herein, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.
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                                                                               4


            IN WITNESS WHEREOF, the parties have executed this Seventh Supplemental Indenture as of the date first written above.

                                    RENAISSANCE COSMETICS, INC.



                                    By:____________________________
                                       Name:
                                       Title:


                                    STARRATE INVESTMENT (PTY), LTD.



                                    By:____________________________
                                       Name:
                                       Title:



                                    DANA U.K., LIMITED



                                    By:____________________________
                                       Name:
                                       Title:



                                    MEM COMPANY, INC.



                                    By:____________________________
                                       Name:
                                       Title:
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                                                                               5



                                    ARISTOCRAT LEATHER PRODUCTS,
                                      INC.


                                    By:____________________________
                                       Name:
                                       Title:



                                    ENGLISH LEATHER, INC.



                                    By:____________________________
                                       Name:
                                       Title:



                                    MARTON FRERES, INC.



                                    By:____________________________
                                       Name:
                                       Title:



                                    MEM COMPANY (CANADA) LTD.


                                    By:____________________________
                                       Name:
                                       Title:



                                    TOM FIELDS (U.K.) LTD.


                                    By:____________________________
                                       Name:
                                       Title:
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                                                                               6




                                    VICTOR OF MILANO, LTD.


                                    By:____________________________
                                       Name:
                                       Title:



                                    MEM INTERNATIONAL, LTD.



                                    By:____________________________
                                       Name:
                                       Title:



                                    ROSEMINT COSMETICS COMPANY,
                                      INC.



                                    By:____________________________
                                       Name:
                                       Title:



                                    ALLIANCE TRADING



                                    By:____________________________
                                       Name:
                                       Title:
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                                                                               7



                                    ST. THOMAS LEATHERWORKS
                                     LIMITED



                                    By:____________________________
                                       Name:
                                       Title:



                                    FIRSTAR BANK OF MINNESOTA,
                                    N.A., as trustee



                                    By:___________________________
                                       Name:
                                       Title: